Exhibit 99.1

FOURTH AMENDMENT OF LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT OF LOAN AND SECURITY AGREEMENT (this “Agreement”) dated May 1, 2008, is entered into by ACCESS BUSINESS FINANCE, L.L.C., a Washington limited liability company, (“Lender”) SYNTHETECH, INC., an Oregon corporation (“Borrower”).

Recitals

A.
Line of Credit.  Borrower is indebted to Lender for a line of credit loan (“Line of Credit”) evidenced by the Loan and Security Agreement between Borrower and Lender dated June 15, 2006, as amended by the First Amendment of Loan and Security Agreement dated January 23, 2007, the Second Amendment of Loan and Security Agreement dated June 15, 2007, and the Third Amendment of Loan and Security Agreement dated March 19, 2008 (together with this Agreement, the “Loan Agreement”).  The Line of Credit is secured by the Deed of Trust, Assignment of Rents and Leases and Security Agreement (“Deed of Trust”) dated June 15, 2006, and recorded June 30, 2006, under Linn County, Oregon, Recording number 2006-16030.  The Deed of Trust encumbers real and personal property (“Property”) legally described in the Deed of Trust and consisting of two parcels of commercial property commonly known as 1290 Industrial Way, Albany, Oregon 97321, Linn County, Oregon.

B.
Loan.  Borrower has asked Lender to make a loan (the “Loan”) in the amount of FIVE HUNDRED FIFTY THOUSAND and no/100 DOLLARS ($550,000.00).  The Loan is be evidenced by Borrower’s $550,000 Promissory Note (“Note”) dated the same as this Agreement and secured by the Deed of Trust.  Lender’s willingness to make the Loan is subject to the terms and subject to the conditions of this Agreement.

Agreement

NOW THEREFORE, the parties agree as follows:

1.
Definitions.  Capitalized terms used but not defined in this Agreement are defined in the Loan Agreement.  The term “Loan Documents” as used in the Loan Agreement and the other Loan Documents is modified to include this Agreement, the Note, the DOT Modification referred to below, and all other documents and instruments executed or delivered in connection with this Agreement and the Loan.

2.
Modifications.  Borrower agrees that an Event of Default under the Note is an Event of Default under the Loan Agreement, and that the Deed of Trust and all other collateral for the Line of Credit also secures the Note and all Loan Documents, as defined in Section 1 above

3.
Line of Credit.  All terms and conditions of the Line of Credit under the Loan Agreement shall remain unmodified and in full force and effect, and the Line of Credit shall continue to accrue interest and Borrower shall continue to make installment payments as set forth in the Loan Agreement.  Such obligations and payments are in addition to those under the Note.

4.	Conditions. This Agreement shall be effective only upon satisfaction of the conditions set forth below.

(a)
Deed of Trust Modification.  Borrower shall have executed and delivered to Lender a modification of the Deed of Trust (the “DOT Modification”) in form and substance satisfactory to Lender, which shall incorporate by reference the modifications made under this Agreement, and the Deed of Trust Modification shall be duly recorded.  Lender shall also receive, at Borrower’s cost, an endorsement to the policy of title insurance issued to Lender with respect to the Deed of Trust, insuring that the Deed of Trust has been validly modified by the DOT Modification, increasing the coverage of the title insurance policy to cover the Loan evidenced by the Note, and insuring that the lien of the Deed of Trust, as modified, is prior to any and all liens and encumbrances affecting the Property, except those liens and encumbrances shown on Lender’s original title policy and any other liens and encumbrances acceptable to Lender in its sole discretion.

(b)	Execution of other Loan Documents. Borrower shall have executed and delivered this Agreement, the Note and all other Loan Documents as Lender may request.

(c)
Fees and Expenses.  Borrower shall have paid to Lender the annual Loan fee due under the Note.  In addition, Borrower shall pay to Lender, on demand, all costs, fees and expenses relating to the execution and performance of this Agreement, including all legal fees, title insurance premiums, and other out-of-pocket expenses of Lender.

(d)
Resolutions.  Lender has received certified copies of such duly adopted resolutions as Lender may require, authorizing Borrower’s execution of this Agreement and naming the persons authorized to execute this Agreement on their behalf.

5.	Representations. Borrower represents to Lender as follows:

(a)
Borrower has no claim, defense, counterclaim or right of offset against Lender or its agents arising out of or in any way connected with the Loan (or, if any such claims, defenses, counterclaims or rights exist, they are hereby waived and release in consideration for this Agreement).

(b)
Borrower has full right, power and authority to enter into this Agreement and perform its obligations hereunder, and no information or material submitted to Lender in connection with this Agreement contains any material misstatement or misrepresentation nor omits to state any material fact or circumstance.

(c)
There is no uncured Event of Default by Borrower under any of the Loan Documents, nor, to Borrower’s knowledge, any event, circumstance or condition which with notice or the passage of time or both would be an Event of Default.

(d)
Except as disclosed to Lender in writing, all representations made by Borrower to Lender in the Loan Documents are true and correct, and each and every representation, warranty and provision of the Loan Documents is hereby renewed, affirmed and ratified.

6.	General Provisions.

(a)
This Agreement and the other Loan Documents to be executed hereunder constitute the entire agreement among the parties with respect to the Loan and shall not be amended, modified or terminated except by a writing signed by the party to be charged therewith.

(b)
Borrower and Lender waive all right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement and the other Loan Documents or relating thereto or arising from the lending relationship which is the subject of the Note, the Loan Agreement, or both, and Borrower and Lender agree that any such action or proceeding shall be tried before a court and not before a jury.  Borrower and Lender also hereby waive any right to consolidate any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived.  Either Borrower or Lender may file an original counterpart or a copy of this section with any court as written evidence of Borrower’s and Lender’s waiver of its right to trial by jury.

(c)
This Agreement, the Loan Agreement, and all other Loan Documents shall be construed, enforced and otherwise governed exclusively by the laws of the State of Washington without regard to its conflicts of laws rules, except that matters relating to the validity and enforcement of the Deed of Trust (which encumbers Property located in the State of Oregon), shall be subject to and governed by the laws of the State of Oregon.  Borrower agrees that to the fullest extent permitted by law, Washington law shall apply to all actions, defenses and remedies, including without limitation, the existence and calculation of any deficiency judgment upon foreclosure of the Deed of Trust, and Borrower agrees that the courts of the States of Washington and Oregon at Lender’s sole and exclusive election, shall have exclusive jurisdiction of all actions, proceedings, defenses or remedies arising out of the execution or enforcement of this Agreement or any of the other Loan Documents.  Borrower consents to personal jurisdiction in the courts of Washington and Oregon, as provided herein, and specifically waives any objection to such jurisdiction based upon a forum non conveniens.

(d)	Borrower agrees to execute such other instruments and documents and provide Lender with such further assurances as Lender may reasonably request to more fully carry out the intent of this Agreement.

(e)	This Agreement is not intended and shall not be construed to impair the validity, priority or enforceability of the Deed of Trust or the other Loan Documents.

(f)
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

(g)	No provision of this Agreement is intended or shall be construed to be for the benefit of any third party.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties execute this Agreement as of the day and year first above written.

“Lender”

ACCESS BUSINESS FINANCE, L.L.C., a Washington limited liability company

By:

Name:

Title:

“Borrower”

SYNTHETECH, INC., an Oregon corporation

By:

Name:

Title: